EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Nextest Systems Corporation for the period ended June 30, 2007, we, Robin Adler, Chairman and Chief Executive Officer and James P. Moniz, Chief Financial Officer, respectively, of Nextest Systems Corporation, hereby certify pursuant to Title 18, Chapter 63, U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the period ended June 30, 2007 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Annual Report on Form 10-K for the period ended June 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of Nextest Systems Corporation.

Date: September 7, 2007	/s/ ROBIN ADLER
Robin Adler Chief Executive Officer (Principal Executive Officer)

Date: September 7, 2007	/s/ JAMES P. MONIZ
James P. Moniz Chief Financial Officer (Principal Financial Officer)